Exhibit 2

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”)

JPMorgan Chase Bank, National Association (“JPMCB”)

German American Capital Corporation

Bank of America, N.A.

BofA Securities, Inc.

(collectively, the “Specified Parties”)

Re:	CHI Commercial Mortgage Trust 2026-FRKLN (the “Issuing Entity”)
Commercial Mortgage Pass-Through Certificates, Series 2026-FRKLN (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Specified Parties, for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to the Mortgage Loan (as defined herein) contained on the Underwriting File, Underwritten Rent Roll and ASR (all as defined herein) (collectively, the “Subject Matter”) relating to the Issuing Entity’s securitization transaction as of 11 August 2026. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, JPMCB, on behalf of the Depositor, provided us with:

a.	Electronic data files (the “Borrower Operating Statement Data Files”) prepared by the Mortgage Loan borrower(s) containing revenue and expense information relating to the historical three year period (the “Historical 3 Year Period”) and June 2026 trailing twelve month period (the “TTM Period,” together with the Historical 3 Year Period, the “Historical Periods”) for the Collateral Property (as defined herein) that secures the Mortgage Loan,
b.	An electronic file containing JPMCB's calculation of the physical occupancy rate for the Historical Periods (the "Historical Occupancy File") for the Collateral Property that secures the Mortgage Loan,
c.	A copy of the most recent insurance review file (the “Insurance Review File”) for the Collateral Property that secures the Mortgage Loan,
d.	The most recent electronic borrower rent roll files (the “Borrower Rent Roll Files”) for the Collateral Property that secures the Mortgage Loan,
e.	Lender prepared Argus files (the "Argus Files") for the Collateral Property that secures the Mortgage Loan,
f.	The lease agreements (the “Leases”) relating to the commercial tenant(s) at the Collateral Property that secures the Mortgage Loan,
g.	An asset summary report (the “ASR”),

h.	An underwritten rent roll (the “Underwritten Rent Roll”) for the Collateral Property that secures the Mortgage Loan,
i.	An electronic underwriting file (the “Underwriting File”) prepared by JPMCB containing:
i.	The revenue and expense information for the Historical Periods and
ii.	The underwritten revenue and expense information for the underwritten period (the “Underwritten Period”)

for the Collateral Property that secures the Mortgage Loan,

j.	Instructions, assumptions and methodologies (the “Underwriting Instructions and Adjustments”) used to prepare the information on the ASR, Underwritten Rent Roll and/or Underwriting File, which were included as footnotes to the Underwriting File and/or were separately provided in e-mail or other written correspondence from JPMCB and
k.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the Borrower Operating Statement Data Files, Historical Occupancy File, Insurance Review File, Borrower Rent Roll Files, Argus Files and Leases are hereinafter collectively referred to as the “Source Document(s).”

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Source Document(s), ASR, Underwritten Rent Roll, Underwriting File, Underwriting Instructions and Adjustments and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A with respect to the ASR, Underwritten Rent Roll or Underwriting File. We have not verified, and we make no representation as to, the appropriateness, accuracy, completeness or reasonableness of the Source Document(s), ASR, Underwriting Instructions and Adjustments or any other information provided to us, or that we were instructed to obtain, as applicable, by JPMCB, on behalf of the Depositor, upon which we relied in forming our findings. We performed no procedures to compare any information contained in any Source Document or the ASR to any information contained in any other Source Document or the ASR, except as described in Attachment A. Accordingly, we make no representation and express no opinion or conclusion as to: (a) the existence of the Mortgage Loan, (b) the ability of any Mortgage Loan borrower(s) to repay the Mortgage Loan, (c) questions of legal or tax interpretation or (d) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor or JPMCB, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	The value of the collateral securing the Mortgage Loan,
ii.	Whether the originator(s) of the Mortgage Loan complied with federal, state or local laws or regulations or
iii.	Any other factor or characteristic of the Mortgage Loan that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

11 August 2026

Attachment A Page 1 of 3

Background

For the purpose of the procedures described in this report, the Depositor indicated that the assets of the Issuing Entity will consist primarily of a floating rate commercial mortgage loan (the “Mortgage Loan”) secured primarily by a commercial property (the “Collateral Property”).

Procedures performed and our associated findings

Operating Statement Comparison and Recalculation Procedures

1.	Using the applicable Source Document(s) listed on the AUP Findings Schedule (as defined herein) and the Underwriting Instructions and Adjustments (as applicable), we compared, or recalculated and compared, the:
a.	Effective gross revenue or total revenues,
b.	Total expenses and
c.	Net operating income or net cash flow

for each Historical Period that is shown in the applicable Source Document(s) to the corresponding information on the Underwriting File. We provided JPMCB a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of this procedure, the Depositor instructed us to:

a.	Omit non-cash and non-recurring revenues and expenses that are shown on the Borrower Operating Statement Data Files from the comparison of the information that is shown on the Underwriting File and
b.	Use a materiality threshold of +/- 3%, calculated as a percentage of the value as shown in the applicable Source Document(s), which is also below $10,000.

Historical Occupancy Comparison and Recalculation Procedures

2.	Using the applicable Source Document(s) listed on the AUP Findings Schedule and the Underwriting Instructions and Adjustments (as applicable), we compared, or recalculated and compared, the physical occupancy rates for each Historical Period that is shown in the applicable Source Document(s) to the corresponding physical occupancy rates on the Underwriting File. We provided JPMCB a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of this procedure, the Depositor instructed us to use a materiality threshold of +/- 0.5%.

Attachment A Page 2 of 3

Cashflow Reimbursement Comparison and Recalculation Procedures

3.	Using the applicable Source Document(s) listed on the AUP Findings Schedule and the Underwriting Instructions and Adjustments (as applicable), we compared, or recalculated and compared, the cash flow reimbursements for the five largest tenants (by underwritten base rent revenue as shown on the Underwritten Rent Roll) at the Collateral Property that secures the Mortgage Loan, as shown in the applicable Source Document(s), to the corresponding underwritten cash flow reimbursements on the Underwritten Rent Roll or Underwriting File. We provided JPMCB a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of this procedure, the Depositor instructed us to use a materiality threshold of +/- 10%, calculated as a percentage of the value as shown in the applicable Source Document(s), which is also below $10,000.

Supporting Expense Comparison and Recalculation Procedures

4.	Using the applicable Source Document(s) listed on the AUP Findings Schedule and the Underwriting Instructions and Adjustments (as applicable), we compared, or recalculated and compared, the tax expense and insurance expense amounts for the Underwritten Period, as shown in the applicable Source Document(s), to the corresponding information on the Underwriting File. We provided JPMCB a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of this procedure, the Depositor instructed us to only identify differences where the tax expense and insurance expense amounts in the applicable Source Document(s) exceeded a -5% and -$10,000 variance from the corresponding amounts on the Underwriting File that were not explained in the Underwriting Instructions and Adjustments.

Lease Expiration and Termination Comparison Procedures

5.	Using the applicable Source Document(s) listed on the AUP Findings Schedule and the Underwriting Instructions and Adjustments (as applicable), we compared:
a.	The lease expiration date only for the commercial tenants (ordered, from largest to smallest, by the underwritten base rent revenue of each tenant) that comprise 80% of the aggregate underwritten base rent revenue (a maximum of ten tenants), as shown on the Underwritten Rent Roll, at the Collateral Property that secures the Mortgage Loan and
b.	The lease early termination options for the ten largest commercial tenants (by underwritten base rent revenue as shown on the Underwritten Rent Roll) at the Collateral Property that secures the Mortgage Loan, all as shown in the applicable Source Document(s), to the corresponding information on the Underwritten Rent Roll (or ASR if the lease early termination options are not shown on the Underwritten Rent Roll). We provided JPMCB a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of the lease expiration date comparison procedure, the Depositor instructed us to use a materiality threshold of +/- 90 days.

Attachment A Page 3 of 3

Underwritten Cashflow Comparison and Recalculation Procedures

6.	Using:
a.	Information on the Underwriting File,
b.	Information in the Source Document(s),
c.	Information in the ASR,
d.	Information on the Underwritten Rent Roll and
e.	The Underwriting Instructions and Adjustments

for the Mortgage Loan, we recalculated and compared the underwritten revenue and expense line items on the Underwriting File. We provided JPMCB a list of any differences that were found (subject to the instruction(s) provided by the Depositor described below).

For the purpose of this procedure, the Depositor instructed us to use a materiality threshold for each underwritten revenue and expense line item of +/- 3%, calculated as a percentage of the value as shown on the Underwriting File, which is also below $25,000.

7.	Subsequent to the performance of the procedures described in the preceding Items, JPMCB, on behalf of the Depositor, provided us with an updated ASR, Underwritten Rent Roll and Underwriting File for the Mortgage Loan, which included updated Underwriting Instructions and Adjustments. As instructed by the Depositor, we compared the results of the recalculations or comparisons for the Mortgage Loan that are described in the preceding Items to the corresponding information on the updated ASR, Underwritten Rent Roll or Underwriting File. All such compared information was in agreement. Attached as Exhibit 1 to Attachment A is a schedule for the Mortgage Loan (the “AUP Findings Schedule”), which contains the primary Source Document(s) for the Mortgage Loan that were used to perform the procedures described in the preceding Items above and the results of the comparison procedures described in the preceding two sentences of this Item.

Exhibit 1 to Attachment A

AUP Findings Schedule

CHI Commercial Mortgage Trust 2026-FRKLN

The following items refer to the procedures described in Attachment A:

Item	Description of the Procedures	Primary Source Document(s) Used	Findings
OPERATING STATEMENT COMPARISON AND RECALCULATION PROCEDURES
1	Compare, or recalculate and compare, the (i) effective gross revenue or total revenues, (ii) total expenses and (iii) net operating income or net cash flow information shown in the Source Document(s) listed (as applicable) for each Historical Period to the corresponding information on the Underwriting File. Identify any variance above a 3% and $10,000 threshold.	Borrower Operating Statement Data Files and Underwriting Instructions and Adjustments	No Exceptions Noted
HISTORICAL OCCUPANCY COMPARISON AND RECALCULATION PROCEDURES
2	Compare, or recalculate and compare, the physical occupancy rate for each Historical Period in the Source Document(s) listed (as applicable) to the physical occupancy rates on the Underwriting File. Identify any variance above a 0.5% threshold.	Historical Occupancy File and Borrower Rent Roll Files	No Exceptions Noted
CASHFLOW REIMBURSEMENT COMPARISON AND RECALCULATION PROCEDURES
3	Compare, or recalculate and compare, the cash flow reimbursements for the top five tenants (by underwritten base rent revenue) in the Source Document(s) listed (as applicable) to the corresponding underwritten cash flow reimbursements on the Underwritten Rent Roll or Underwriting File. Identify any variance above a 10% and $10,000 threshold.	Argus Files	No Exceptions Noted
SUPPORTING EXPENSE COMPARISON AND RECALCULATION PROCEDURES
4	Compare, or recalculate and compare, the tax expense and insurance expense amounts shown in the Source Document(s) listed (as applicable) to the corresponding amounts for the Underwritten Period on the Underwriting File. Identify any variance that exceeds a -5% and -$10,000 threshold.	Argus Files, Insurance Review File and Underwriting Instructions and Adjustments	No Exceptions Noted
LEASE EXPIRATION AND TERMINATION COMPARISON PROCEDURES
5	Compare the lease expiration date (only for the tenants (ordered by underwritten base rent revenue of each tenant) that comprise 80% of the aggregate underwritten base rent revenue) with a maximum of ten tenants and lease early termination options (for the top ten tenants by underwritten base rent revenue) that are shown in the Source Document(s) listed (as applicable) to the corresponding information on the Underwritten Rent Roll (or ASR if the lease early termination options are not shown on the Underwritten Rent Roll). Identify any variance above a 90-day threshold.	Leases	No Exceptions Noted
UNDERWRITTEN CASHFLOW COMPARISON AND RECALCULATION PROCEDURES
6	Using the information on the Underwriting File, Source Document(s), ASR, Underwritten Rent Roll and the Underwriting Instructions and Adjustments (footnotes), recalculate the underwritten revenue and expense line items that are shown on the Underwriting File. Identify any variance above a 3% and $25,000 threshold.	Underwriting File, Source Document(s), ASR, Underwritten Rent Roll and Underwriting Instructions and Adjustments	No Exceptions Noted
**N/A: Not Applicable